EXHIBIT 99.B5



LONDON PACIFIC LIFE &
ANNUITY COMPANY [LOGO]
POST OFFICE BOX 29564                             VARIABLE ANNUITY APPLICATION
RALEIGH, NC 27626-0564                                        REGENCY SERIES I


INSTRUCTIONS: Please type or print in permanent black ink. This form will be photocopied.

1.  OWNER

    ______________________________________   SSN or Tax I.D.    ____/____/____
    Name (First, Middle Initial, Last)
                                                                       Maximum
    ______________________________________   Date of birth ___ ____ ___ Age 85
    Name/Trustee                                            mo. day  yr.

    ______________________________________   Gender: [ ] Male [ ] Female
    Street Address

    ______________________________________   Daytime phone number (  )________
    City                State      Zip

______________________________________________________________________________

2.  JOINT OWNER
    (Optional) Spouse Only, Non-Qualified Only

    ______________________________________   Social Security    ____/____/____
    Name (First, Middle Initial, Last)
                                                                       Maximum
    ______________________________________   Date of birth ___ ____ ___ Age 85
    Street Address                                          mo. day  yr.

    ______________________________________   Gender: [ ] Male [ ] Female
    City                State     Zip
                                             Daytime phone number (  )________

______________________________________________________________________________

3.  ANNUITANT
(Required) Must be natural person

    ______________________________________   Social Security    ____/____/____
    Name (First, Middle Initial, Last)
                                                                       Maximum
    ______________________________________   Date of birth ___ ____ ___ Age 85
    Street Address                                          mo. day  yr.

    ______________________________________   Annuity Start Date ____ ____ ____
    City                State     Zip                            mo. day   yr.

    Relationship to Owner_________________   Gender: [ ] Male [ ] Female

                                             Daytime phone number (  )________

______________________________________________________________________________

4.  BENEFICIARY
    In the event of death, any surviving joint owner becomes the primary beneficiary.

    Primary______________________________    Relationship____________________

    _____________________________________    Relationship____________________

    Contingent___________________________    Relationship____________________

______________________________________________________________________________

5.  TYPE OF PLAN
    [ ] Non-qualified   [ ] Qualified:
                            [ ] Contribution to IRA $_____ Tax Yr.____
                            [ ] Rollover to IRA
                            [ ] Direct IRA Transfer
                            [ ] Simplified Employee Pension IRA
                                [ ] Employer Contribution
                                [ ] Employee Contribution
______________________________________________________________________________

6.  INVESTMENT
    Initial minimum: $10,000

    Initial investment amount $________________________
    ($1000 for qualified plans)
______________________________________________________________________________

7.  INVESTMENT ALLOCATION
    - Use whole percentages.
    - 10% minimum contribution to Sub-Accounts selected.
    - Total must equal 100%.

    ____% Salomon U.S. Bond     ____% Berkeley Smaller Co. ____% Fixed Account

    ____% Strong International  ____% Strong Growth

    ____% MFS Total Return      ____% Lexington Corp. Ldr.

    ____% Salomon Money Market  ____% MAS Value

When a return of contribution is required by law during the Right to Examine Contract period, London Pacific Life & Annuity Company (LPL&A) will allocate the contribution to the Money Market Sub-Account as described in the prospectus. Thereafter, contributions will be allocated as directed by the Owner. Written notification is required to change allocation schedule.
______________________________________________________________________________

8.  REPLACEMENT

    Will the proposed contract replace any existing annuity or life insurance policy?

    [ ] Yes   [ ] No
    (If yes, list company name, plan and year of issue in Section 14.)
______________________________________________________________________________

9.  SIGNATURES
All statements made in this application (including on the reverse side) are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown on the front and back. We further agree that this application shall be a part of the annuity contract, and verify our understanding that all payments and values provided by the contract, when based on investment experience of the Separate Account, are variable and not guaranteed as to dollar amount. We acknowledge receipt of a current prospectus. Under penalty of perjury, the owner certifies that the Social Security (or taxpayer identification) number is correct as it appears in this application.

Signed at City____________________________ State________________ Date_________

SIGNATURE OF OWNER____________________________________________________________

SIGNATURE OF JOINT OWNER______________________________________________________

SIGNATURE OF ANNUITANT________________________________________________________

______________________________________________________________________________

See reverse side for options including: Dollar Cost Averaging. Telephone transfer. Systematic Withdrawal program. Periodic investment plan. Note to representatives: You MUST complete Sections 14 through 18 on the reverse side.



10.  DOLLAR COST AVERAGING
     - Monthly only.
     - Use whole percentages.
     - Total must equal 100%.
     - 10% minimum to any Sub-Account selected.
     - 12-month minimum period.

Provide dollar cost averaging as follows: ($20,000 minimum contract value)
     [ ] Future Earnings
     [ ] Sub-Account Value over ____ years
     [ ] $_____________________ per month (minimum $500)

From (select one):
     [ ] Salomon Money Market;   [ ] Fixed Account;   [ ] Salomon U.S. Bond:

Info: _______% Salomon U.S. Bond    ______% Berkeley Smaller Co.

      _______% Strong International ______% Strong Growth

      _______% MFS Total Return     ______% Lexington Corp. Ldr.

                                    _______% MAS Value

Effective Start Date: No sooner than 1 month after policy date or on _____/_____/_____, if later.
 mo.   day   yr.

Initials of contract owner: ___________      Date______________

______________________________________________________________________________

11.  TELEPHONE TRANSFER
     (Minimum transfer $500)

[ ] I hereby authorize and direct LPL&A to accept telephone instructions from any person who can furnish proper identification to exchange values from Sub-Account and/or Fixed Account to Sub-Account and/or Fixed Account. LPL&A will employ reasonable procedures to confirm instructions communicated by telephone are genuine; and if it does not, it may be liable for any loss due to unauthorized or fraudulent instructions. LPL&A will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Initials of contract owner: ___________      Date______________

______________________________________________________________________________

12.  SYSTEMATIC WITHDRAWAL PROGRAM
     - Amounts in excess of 10% per year of the unliquidated contribution may be subject to contingent deferred sales charge.
     - Minimum payment $100.

Provide systematic withdrawals as follows: ($20,000 minimum contract value)
     [ ] Future Earnings
     [ ] Sub-Account Value over ____ years
     [ ] $_____________________ Pro-Rata from all investment allocations

Withdraw from:
     $_______ Salomon U.S. Bond     $______ Berkeley Smaller Co.

     $_______ Strong International  $______ Strong Growth

     $_______ MFS Total Return      $______ Lexington Corp. Ldr.

     $_______ Salomon Money Mkt.    $______ MAS Value

                                    $______ Fixed Account

Effective Start Date: No sooner than 1 month after policy date or on _____/_____/_____, if later.
 mo.   day   yr.

[ ] I do not wish to have federal income tax withheld.

Payment Mode:                          Send to:

[ ] Annual        [ ] Semi-annual      [ ] Direct Credit to bank account
                                           (submit voided CHECK)
[ ] Quarterly     [ ] Monthly          [ ] Payment mailed to address of record
                                       [ ] Other______________________________

(Please note: If the systematic withdrawal is from a specific Sub-Account and there is no longer any value in this Sub-Account, the systematic withdrawal program will terminate. New instructions will be required to restart a program.)

Initials of contract owner: ___________      Date______________

______________________________________________________________________________

13.  PERIODIC INVESTMENT PLAN

     [ ] Investment amount $_____________. (minimum $100)

     Check one: [ ] Semi-annual [ ] Quarterly

                [ ] Monthly (EFT only) ATTACH VOIDED CHECK - NO deposit slips.

Effective Start Date: No sooner than 1 month after policy date or on _____/_____/_____, if later.
 mo.   day   yr.

Initials of contract owner: ___________      Date______________

______________________________________________________________________________

THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE REPRESENTATIVE. PLEASE TYPE OR PRINT IN PERMANENT BLACK INK.
______________________________________________________________________________

14.  INSURANCE IN FORCE

     Does this contract replace or change any other life insurance or annuity
     in this or any other company? [ ] Yes    [ ] No

     If yes, please list company name, plan, policy date, and amount below. Also, complete appropriate state replacement forms, if applicable.
    _________________________________________________________________________

     _________________________________________________________________________

______________________________________________________________________________

15.  ADDITIONAL REMARKS

     _________________________________________________________________________

     _________________________________________________________________________

______________________________________________________________________________

16.  STATEMENT OF ADDITIONAL INFORMATION

     [ ] Yes. Please send me a statement of additional information.

______________________________________________________________________________

17.  DEALER INFORMATION

     ___________________________________________    __________________________
     Representative name (please print)             Representative number

     ___________________________________________    (____)____________________
     Investment dealer name                         Representative phone

______________________________________________________________________________

18.  REPRESENTATIVE SIGNATURE

The  representative  hereby  certifies  he/she  witnessed  the signature(s) in section 9 and that all information contained in this application is true to the best of his or her knowledge and belief.

Signature________________________________________ Date______________________